UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

BMW Vehicle Lease Trust 2023-2
(Exact name of issuing entity as specified in its charter)
Central Index Key number: 0001991884

BMW Auto Leasing LLC
(Exact name of depositor/registrant as specified in its charter)
Central Index Key number: 0001126530

BMW Financial Services NA, LLC
(Exact name of sponsor as specified in its charter)
Central Index Key number: 0001541188

Financial Services Vehicle Trust
(Exact name of co-registrant as specified in its charter)
Central Index Key number: 0001126525

Delaware	333-260903 333-260903-04	22-2013053
(State or other jurisdiction of incorporation)	(Commission File Number of registrant and issuing entity, respectively)	(Registrant’s IRS Employer Identification No.)

300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the issuance by BMW Vehicle Lease Trust 2023-2 (the “Trust”) on October 11, 2023 (the “Closing Date”) of its (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $187,500,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $468,750,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $468,750,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $125,000,000 (collectively, the “Notes”), and the sale of certain of the Notes, BMW Auto Leasing LLC (“BMW LLC”) is filing the agreements listed below, each dated as of the Closing Date:

1.
A 2023-2 Vehicle Trust Supplement (the “2023-2 Vehicle Trust Supplement”) between BMW Manufacturing L.P. (“BMW Manufacturing”), as grantor (in such capacity, the “Grantor”) and UTI beneficiary (in such capacity, the “UTI Beneficiary”), and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee (the “Vehicle Trustee”), to the trust agreement, dated as of August 30, 1995, as amended and restated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), among the Grantor, the UTI Beneficiary and the Vehicle Trustee, pursuant to which a certificate representing the beneficial interest in certain vehicle leases and the related leased vehicles (the “SUBI Certificate”) was issued to BMW Manufacturing;

2.
A SUBI Certificate Transfer Agreement (the “SUBI Certificate Transfer Agreement”) between BMW Manufacturing and BMW LLC, pursuant to which the SUBI Certificate was transferred by BMW Manufacturing to BMW LLC;

3.
An Issuer SUBI Certificate Transfer Agreement (the “Issuer SUBI Certificate Transfer Agreement”) between BMW LLC and the Trust, pursuant to which the SUBI Certificate was transferred by BMW LLC to the Trust;

4.	An Amended and Restated Trust Agreement of the Trust (the “Amended and Restated Trust Agreement”) between BMW LLC and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”);

5.
A 2023-2 Servicing Supplement (the “2023-2 SUBI Servicing Supplement”) among Financial Services Vehicle Trust (the “Vehicle Trust”), the UTI Beneficiary and BMW Financial Services NA, LLC (“BMW FS”), as servicer (in such capacity, the “Servicer”) and sponsor (in such capacity, the “Sponsor”), to the Basic Servicing Agreement, dated as of August 30, 1995 (the “Basic Servicing Agreement”), among the Vehicle Trust, BMW Manufacturing and the Servicer, pursuant to which the leases (the “Specified Leases”) and related leased vehicles (the “Specified Vehicles”) allocated to the SUBI Certificate are serviced by the Servicer;

6.
An Asset Representations Review Agreement (the “Asset Representations Review Agreement”) among the Trust, the Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), relating to the review of certain representations relating to the Specified Leases and Specified Vehicles;

7.
An Indenture (the “Indenture”) between the Trust, as issuer, and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Trust issued the Notes;

8.
An Administration Agreement (the “Administration Agreement”) among BMW FS, as administrator (in such capacity, the “Administrator”), BMW LLC, as depositor, the Trust and the Indenture Trustee, relating to the provision by the Administrator of certain services for the Trust;

9.
A Back-Up Security Agreement (the “Back-Up Security Agreement”) among the Vehicle Trust, BMW Manufacturing, BMW LLC, the Trust and the Indenture Trustee, pursuant to which each of the Vehicle Trust, BMW Manufacturing and BMW LLC granted to the Trust a first priority security interest in certain collateral to secure the Notes; and

10.
A Control Agreement (the “Control Agreement”) among the Trust, the Indenture Trustee, including in its capacity as secured party, and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), related to the establishment of “control” pursuant to Article Eight and Nine of the Uniform Commercial Code over certain of the collateral securing the Notes.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1*	Underwriting Agreement, dated October 3, 2023, among BMW FS, BMW LLC and SG Americas Securities, LLC, on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, dated as of October 11, 2023, between the Trust, as issuer, and the Indenture Trustee.

10.2
2023-2 Vehicle Trust Supplement, dated as of October 11, 2023, among the Grantor, the UTI Beneficiary and the Vehicle Trustee, to the Vehicle Trust Agreement, among the Grantor, the UTI Beneficiary and the Vehicle Trustee.

10.4
2023-2 SUBI Servicing Supplement, dated as of October 11, 2023, among the Vehicle Trust, the UTI Beneficiary, the Servicer and Sponsor, to the Basic Servicing Agreement, among the Vehicle Trust, BMW Manufacturing and the Servicer.

10.5	SUBI Certificate Transfer Agreement, dated as of October 11, 2023, between BMW Manufacturing, as transferor, and BMW LLC, as transferee.

10.6	Issuer SUBI Certificate Transfer Agreement, dated as of October 11, 2023, between BMW LLC, as transferor, and the Trust, as transferee.

10.7	Amended and Restated Trust Agreement, dated as of October 11, 2023, between BMW LLC and the Owner Trustee.

10.8	Issuer Administration Agreement, dated as of October 11, 2023, among the Administrator, the Trust, BMW LLC, as transferor, and the Indenture Trustee.

10.9	Back-Up Security Agreement, dated as of October 11, 2023, among the Vehicle Trust, BMW Manufacturing, BMW LLC, the Trust and the Indenture Trustee.

10.10	Asset Representations Review Agreement, dated as of October 11, 2023, among BMW FS, the Trust and the Asset Representations Reviewer.

10.11	Control Agreement, dated as of October 11, 2023, among the Trust, as issuer, the Indenture Trustee, including in its capacity as secured party, and the Securities Intermediary.

36.1*	Depositor Certification, dated October 3, 2023, for shelf offerings of asset-backed securities.

_________________________

*  Previously filed on Form 8-K on October 5, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2023-2				FINANCIAL SERVICES VEHICLE TRUST

By:	BMW Financial Services NA, LLC,			By:	BMW Financial Services NA, LLC,
	as Administrator				as Servicer

	By:	/s/ Ole Jensen			By:	/s/ Ole Jensen
		Name:	Ole Jensen			Name:	Ole Jensen
		Title:	Chief Financial Officer & Vice President – Finance			Title:	Chief Financial Officer & Vice President – Finance

	By:	/s/ Helena von Gladiss			By:	/s/ Helena von Gladiss
		Name:	Helena von Gladiss			Name:	Helena von Gladiss
		Title:	Treasurer			Title:	Treasurer

BMW AUTO LEASING LLC

By:		BMW Financial Services NA, LLC,
as Managing Member

	By:	/s/ Ole Jensen
		Name:	Ole Jensen
		Title:	Chief Financial Officer & Vice President – Finance

	By:	/s/ Helena von Gladiss
		Name:	Helena von Gladiss
		Title:	Treasurer

Dated: October 11, 2023